UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

Panera Bread Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

3630 South Geyer Road, Suite 100

St. Louis, MO 63127

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: 314-984-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission by Panera Bread Company, a Delaware corporation (the “Company” or “Panera”), on June 1, 2017 relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of April 4, 2017, by and among the Company, JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (“JAB”), Rye Parent Corp., a Delaware corporation and affiliate of JAB (“Parent”) and Rye Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), JAB and Panera agreed that Panera is permitted to grant special purpose awards to Panera employees, including executive officers. Such awards would be payable in cash in connection with the closing of the merger of Merger Sub with and into Panera, with Panera surviving the merger as a wholly owned subsidiary of Parent (the “Merger”), and/or service following the closing of the Merger.

On July 7, 2017, in recognition of their strong leadership of Panera during the transitional period prior to the Merger and substantial contributions with respect to the transaction, and additionally with respect to Ronald M. Shaich, in recognition of his overall contributions to the Company, including with respect to long-term value creation, the Compensation and Management Development Committee of Panera’s Board of Directors, together with Panera’s Board of Directors, approved the following awards: Mr. Shaich, $6,000,000; William W. Moreton, $1,000,000; Michael J. Bufano, $150,000; and Blaine E. Hurst, $100,000. The awards will be payable upon, and subject to, the closing of the Merger.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Panera, Parent, Merger Sub, and JAB. In connection with the proposed Merger, on June 1, 2017, Panera has filed a definitive proxy statement on Schedule 14A with the SEC (the “Definitive Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY NOW OR WHEN THEY BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain these documents free of charge at the SEC’s website, www.sec.gov, and Panera stockholders will receive information at an appropriate time on how to obtain Merger-related documents for free from Panera.

Participants in the Distribution

Panera, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Class A common stock and Class B common stock in respect of the proposed Merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s stockholders do not approve the proposed Merger; uncertainties as to the timing of the proposed Merger; the conditions to the completion of the proposed Merger may not be satisfied, or the regulatory approvals required for the proposed Merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on Panera’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the proposed Merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the Merger Agreement or the proposed Merger; the amount of the costs, fees, expenses and other charges related to the proposed Merger; and other factors discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date: July 7, 2017	By:	/s/ Louis DiPietro
Name: Louis DiPietro Title: Senior Vice President, General Counsel